UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2005


                            PRO-PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                 000-32877                     04-3562325
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 (State or other jurisdiction     (Commission                  (IRS Employer
         of incorporation)        File Number)              Identification No.)

 189 Wells Avenue, Newton, Massachusetts                             02459
 (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (617) 559-0033


--------------------------------------------------------------------------------
                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01 Other Events.

On September 13, 2005, Pro-Pharmaceuticals, Inc. issued a news release announcing it filed a Phase ll protocol with the FDA for DAVANAT(R)/5-FU for the treatment of first line cholangiocarcinoma (bile duct cancer) patients. A copy of Pro-Pharmaceuticals news release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits
99.1  News release of Pro-Pharmaceuticals, Inc. dated September 13, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       PRO-PHARMACEUTICALS, INC.


                                       By:  /s/ David Platt
                                            ------------------------------------
                                                David Platt
                                                Chief Executive Officer

Date:  September 13, 2005